Exhibit 10.03

FIRST AMENDMENT TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of November 25, 2003, by BANK ONE, NA, a national banking association having its principal office in Chicago, Illinois, as Lender; MAGNETEK, INC., a Delaware corporation, MAGNETEK ADS POWER, INC., a Delaware corporation and Subsidiary of MagneTek, and MAXTEC INTERNATIONAL CORP., a Delaware corporation and Subsidiary of MagneTek as Borrowers; and MAGNETEK LEASING CORPORATION, a Delaware corporation, MAGNETEK MONDEL HOLDING, INC., a Delaware corporation, MAGNETEK NATIONAL ELECTRIC COIL, INC., a Delaware Corporation, MONDEL ULC, an unlimited liability corporation organized under the laws of Nova Scotia, Canada, and MXT HOLDINGS, INC., an Illinois corporation, as Guarantors.

Recitals

A.            The Borrowers, the Guarantors and the Lender have entered into a Credit Agreement dated as of August 15, 2003 (the “Credit Agreement”). Capitalized terms used, but not defined, in this Amendment which are defined in the Credit Agreement will have the meanings given to them in the Credit Agreement.

B.            The Borrowers and the Guarantors desire that the Lender (i) consent to a one-time repayment of certain SPA Indebtedness existing as of the date of the Credit Agreement (“SPA Repayment”) up to a maximum amount equal to $9,160,000 (approximately $9,000,000 of principal and $160,000 of accrued interest) and (ii) amend Section 6.32 of the Credit Agreement in light of the prepayment of the Revolving Loans to zero dollars with the proceeds of the issuance by MagneTek of certain Capital Stock, all as contemplated by the terms and subject to the conditions of this Amendment.

C.            Lender is willing to amend the Credit Agreement as contemplated by the terms, and subject to the conditions, of this Amendment.

Statement of Amendment

In consideration of the mutual covenants and agreements and the conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, the Borrowers, and the Guarantors hereby agree as follows:

1.             Amendments to Credit Agreement.  Section 6.32 of the Credit Agreement is hereby amended in its entirety by substituting in its stead the following:

6.32.        Required Rate Management Transactions. If the outstanding principal balance of the Revolving Loans exceeds, as of any date, an aggregate amount equal to $7,500,000, then, within 60 days after such date, the Borrowers will, if requested by the Lender, enter into one or more transactions of the type described in the definition of “Rate Management Transactions” with one or more financial institutions acceptable to the Lender in the exercise of its discretion in a reasonable manner, providing for a fixed rate of interest on a notional amount of at least $3,000,000 and an average weighted maturity at least equal to the remaining term of this Agreement.

2.             Consent to SPA Repayment. Without representation, warranty or recourse, the Lender consents, solely for the purposes of Section 6.26(c) of the Credit Agreement, to the SPA Repayment.

3.             Representations. To induce Lender to accept this Amendment, the Borrowers and the Guarantors hereby represent and warrant to the Lender as follows:

3.1           Each Borrower and Guarantor has full power and authority to enter into, and to perform its obligations under, this Amendment, and the execution and delivery of, and the performance of its obligations under and arising out of, this Amendment have been duly authorized by all necessary corporate action.

3.2           This Amendment constitutes the legal, valid and binding obligations of each Borrower and Guarantor enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally.

3.3           Each Borrower’s and Guarantor’s representations and warranties contained in the Loan Documents are complete and correct as of the date of this Amendment (other than a representation or warranty that is stated to relate solely to an earlier date) with the same effect as though such representations and warranties had been made again on and as of the date of this Amendment, subject to those changes as are not prohibited by, or do not constitute a Default under, the Loan Documents.

3.4           No Default or Unmatured Default has occurred and is continuing.

4.             Costs and Expenses. The Borrowers will promptly on demand pay or reimburse the Lender for the reasonable costs and expenses incurred by the Lender in connection with this Amendment.

5.             Release. The Borrowers and the Guarantors hereby release the Lender from any and all liabilities, damages and claims arising from or in any way related to the Loans, other than such liabilities, damages and claims which arise after the execution of this Amendment.  The foregoing release does not release or discharge, or operate to waive performance by, the Lender of its express agreements and obligations stated in the Loan Documents on and after the date of this Amendment.

6.             Continuing Effect of Credit Agreement. Except as expressly amended hereby, all of the provisions of the Credit Agreement are ratified and confirmed and remain in full force and effect.

7.             One Agreement; References; Fax Signature. The Credit Agreement, as amended by this Amendment, will be construed as one agreement.  All references in any of the Loan Documents to the Credit Agreement will be deemed to be references to the Credit Agreement as amended by this Amendment.  This Amendment may be signed by facsimile signatures, and if so signed, (i) may be relied on by each party as if the document were a manually signed original and (ii) will be binding on each party for all purposes.

8.             Captions. The headings to the Sections of this Amendment have been inserted for convenience of reference only and shall in no way modify or restrict any provisions hereof or be used to construe any such provisions.

9.             Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

10.           Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, sets forth the entire agreement of the parties with respect to the subject matter of this Amendment and supersedes all previous understandings, written or oral, in respect of this Amendment.

11.           Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Ohio (without regard to Ohio conflicts of law principles).

12.           Reaffirmation of Guaranties. The Guarantors hereby each reaffirm their respective Guaranty and acknowledge and agree that none of the Guarantors is released from its obligations under its Guaranty by reason of this Amendment and that the obligations of the Guarantors under their respective Guaranties extend to the Credit Agreement and the other Loan Documents as amended by this Amendment.  This reaffirmation of Guaranty shall not be construed, by implication or otherwise, as imposing any requirement that the Lender notify or seek the consent of any of the Guarantors relative to any past or future extension of credit, or modification, extension or other action with respect thereto, in order for any such extension of credit or modification, extension or other action with respect thereto to be subject to the Guaranties, it being expressly acknowledged and reaffirmed that the Guarantors have under their respective Guaranty consented, among others things, to modifications, extensions and other actions with respect thereto without any notice thereof or consent thereto.

13.           Other Documents. With the signing of this Amendment, the Borrowers will deliver to the Lender such other documents, instruments, and agreements deemed necessary or desirable by the Lender to effect the amendments to the Borrowers’ credit facilities with the Lender contemplated by this Amendment.

IN WITNESS WHEREOF, the Borrowers and the Guarantors have executed this Amendment to be effective as of the date set forth in the opening paragraph of this Amendment.

BORROWERS:

MAGNETEK, INC.

By:	/s/ David P. Reiland
David P. Reiland, Executive Vice President and Chief Financial Officer

MAGNETEK ADS POWER, INC.

By:	/s/ David P. Reiland
David P. Reiland, President

MAXTEC INTERNATIONAL CORP.

By:	/s/ David P. Reiland
David P. Reiland, President

GUARANTORS:

MXT HOLDINGS, INC.

By:	/s/ David P. Reiland
David P. Reiland, President

MONDEL ULC

By:	/s/ David P. Reiland
Title:	President
Name:	David P. Reiland

MAGNETEK MONDEL HOLDING, INC.

		By:	/s/ David P. Reiland
David P. Reiland, President

MAGNETEK LEASING CORPORATION

		By:	/s/ David P. Reiland
David P. Reiland, President

MAGNETEK NATIONAL ELECTRIC COIL, INC.

		By:	/s/ David P. Reiland
David P. Reiland, President

Accepted at Cincinnati, Ohio,
as of November 25, 2003

BANK ONE, NA

By:	/s/ Jeffrey W. Swartz
Jeffrey W. Swartz, Associate Director